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                                                                  Exhibit 23.2


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 18, 1997, included in the Crown American Realty Trust 1996 Form 10-K into this registration statement on
Form S-3.

                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------
                                                            ARTHUR ANDERSEN LLP


Washington, D.C.,
June 27, 1997